SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported):
                                   June 29, 2001


                       KANSAS CITY SOUTHERN INDUSTRIES, INC.
                       -------------------------------------
                (Exact name of company as specified in its charter)


       DELAWARE                  1-4717                   44-0663509
---------------------         -------------           -------------------
(State or other jurisdiction  (Commission file           (IRS Employer
   of incorporation)             number)              Identification Number)


                 114 West 11th Street, Kansas City, Missouri 64105
                 -------------------------------------------------
                (Address of principal executive offices) (Zip Code)


                 Company's telephone number, including area code:

                                (816) 983 - 1303

                                 Not Applicable

           (Former name or former address if changed since last report)

Item 5.     Other Events

On June 29, 2001, Kansas City Southern Industries, Inc. ("the Company") issued a press release clarifying its position concerning a previously announced offering of its common stock. The Company announced that it had not ruled out going forward with the offering should the Company determine that market conditions are appropriate. Additionally, the Company stated that it does not expect to make a mandatory convertible unit offering in the foreseeable future.

Item 7.     Financial Statements and Exhibits

(c)         Exhibits

            Exhibit No.                         Document

            (99)                                Additional Exhibits

            99.1 Press Release dated June 29, 2001 entitled "Kansas City Southern Clarifies Its Position Concerning Stock Offering," is attached hereto as Exhibit 99.1.

 .














SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Kansas City Southern Industries, Inc.


Date: July 3, 2001                          By: /s/  Louis G. Van Horn
                                               ----------------------------
                                                    Louis G. Van Horn
                                             Vice President and Controller
                                                (Principal Accounting Officer)

EXHIBIT 99.1

Kansas City Southern            Media Contact:    William Galligan 816/983-1551
Industries, Inc.                e-mail:           william.h.galligan@kcsr.com
114 West 11th Street
Kansas City, MO  64105

                               Date: June 29, 2001

NYSE Symbol: KSU

       Kansas City Southern Clarifies Its Position Concerning Stock Offering

In response to numerous inquiries, Kansas City Southern Industries announced today that it has not ruled out going forward with a previously announced offering of its common stock should the Company determine that market conditions are appropriate. The spokesman for the Company, William H. Galligan, stated that "Kansas City Southern is considering a number of alternatives, including the stock offering, keeping in mind the best interests of our shareholders." Mr. Galligan added, "the Company does not expect to make a mandatory convertible unit offering in the foreseeable future."

The common stock offering, if any, will be made only pursuant to a registration statement filed under the Securities Act of 1933, as amended. This press release shall not constitute an offer to sell or the solicitation of any offer to buy any securities. This press release includes forward-looking statements concerning potential future events involving the Company, which could materially differ from the events that actually occur. The Company will not update or revise any forward-looking statements in this press release.